Page 1
                           EXHIBIT 24

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ Dwayne O. Andreas
                              Dwayne O. Andreas




1
Page 2
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ and DAVID J. SMITH, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the
Securities   and  Exchange  Commission,  Washington,   D.C.,   in
connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ G. Allen Andreas, Jr.
                              G. Allen Andreas, Jr.




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Page 3
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ John R. Block
                              John R. Block



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Page 4
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ Richard R. Burt
                              Richard R. Burt


4

Page 5
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ Mollie Hale Carter
                              Mollie Hale Carter


5


Page 6
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ Gaylord O. Coan
                              Gaylord O. Coan


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Page 7
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ F. Ross Johnson
                              F. Ross Johnson



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Page 8
                  ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ David J. Mimran
                              David J. Mimran




8
Page 9
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ M. Brian Mulroney
                              M. Brian Mulroney




9




Page 10
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ Robert S. Strauss
                              Robert S. Strauss




10
Page 11
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ J.K. Vanier
                              J.K. Vanier



11
Page 12
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ O.G. Webb
                              O.G. Webb



12

Page 13
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM 401(k) Plan for Salaried Employees and/or the ADM 401(k) Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of July, 2000.



                              /s/ Andrew Young
                              Andrew Young




13